MOHAWK INDUSTRIES, INC. NON-EMPLOYEE DIRECTOR COMPENSATION PLAN ARTICLE 1 PURPOSE OF THE PLAN 1.1 Background and Purpose. Mohawk Industries, Inc. (the “Corporation”) maintains the Non-Employee Director Compensation Plan (the “Plan”) to promote the long-term growth of Mohawk Industries, Inc. by providing a vehicle for Non-Employee Directors to increase their proprietary interest in the Corporation and to attract and retain highly qualified and capable Non-Employee Directors. The Plan is governed by the Mohawk Industries, Inc. 2017 Incentive Plan (the “Incentive Plan”), and any subsequent equity compensation plan approved by the stockholders and designated by the Board as the Incentive Plan for purposes of this Plan. 1.2 Status of Plan. Article 7 of the Plan is intended to be a nonqualified, unfunded plan of deferred compensation under the Internal Revenue Code of 1986, as amended. Article 7 of the Plan is further intended to conform with the requirements of Internal Revenue Code Section 409A and the final regulations issued thereunder and shall be interpreted, implemented and administered in a manner consistent therewith. ARTICLE 2 DEFINITIONS 2.1 Defined Terms. Unless the context clearly indicates otherwise, the following terms shall have the following meanings: “Annual Retainer” means the annual cash retainer fee payable by the Corporation to a Non-Employee Director for services as a director (and, if applicable, as the chairman of a committee of the Board) of the Corporation, as such amount may be changed from time to time. “Board” means the Board of Directors of the Corporation. “Business Day” shall mean a day on which the New York Stock Exchange or any national securities exchange or over-the-counter market on which the Shares are traded is open for business. “Cash/Shares Election Form” means a form, substantially in the form attached hereto as Exhibit A, pursuant to which a Non-Employee Director elects to receive his or her Annual Retainer for a particular Service Year in the form of cash, a 50/50 split of cash and Shares or all Shares, as provided in Section 6.3. “Change of Control” has the meaning set forth in the Incentive Plan. “Committee” means the Compensation Committee of the Board. ATL01/11605156v4

- 2 - “Common Stock” means the $0.01 par value common stock of the Corporation. “Corporation” means Mohawk Industries, Inc. “Deferral Election Form” means a form, substantially in the form attached hereto as Exhibit B, pursuant to which a Non-Employee Director elects to defer his or her Annual Retainer under the Plan. “Election Date” means the date established by the Plan as the date by which a Participant must submit to the Plan Administrator (i) a valid Shares Election Form in order to receive Shares in lieu of Annual Retainer for a Service Year, (ii) a valid Cash Election Form to receive cash in a subsequent Service Year, or (iii) a valid Deferral Election Form to defer Annual Retainer pursuant to Article 7. The Election Date is December 31 of each year with respect to an election to be effective for the Service Year beginning on the following annual meeting date. For example, the Election Date with respect to the Service Year from May 2017 to May 2018 would be December 31, 2016; provided, however, that the Election Date for a newly eligible Participant shall be the 30th day following the date on which such individual becomes a Non-Employee Director. “Fair Market Value” has the meaning set forth in the Incentive Plan. “Non-Employee Director” means a director of the Corporation who is not an employee or consultant of the Corporation or any subsidiary of the Corporation. “Participant” means any Non-Employee Director who is participating in the Plan. “Phantom Stock” means a hypothetical unit of value equal to the Fair Market Value of one share of Common Stock. The concept of Phantom Stock is for bookkeeping purposes only. “Plan” means the Mohawk Industries, Inc. Non-Employee Director Stock Compensation Plan. “Plan Administrator” means the Committee or the agent(s), if any, appointed by the Committee pursuant to Section 3.2 to assist in the administration of the Plan. “Service Year” means a year of director service, which is the approximate 12- month period between annual meetings of the Corporation’s stockholders. “Shares” means shares of Common Stock. “Stock Account” means the account established by the Corporation for each Participant for Annual Retainer deferred pursuant to Article 7 of the Plan, the performance and value of which shall be measured by reference to the Fair Market

- 3 - Value of the Common Stock from time to time. The maintenance of individual Stock Accounts is for bookkeeping purposes only. “Termination of Service” occurs when a Participant ceases to serve as a Non- Employee Director for any reason. ARTICLE 3 ADMINISTRATION OF THE PLAN 3.1 Administrator of the Plan. The Plan shall be administered by the Committee. The Committee shall have the rights set forth in Article 4 of the Incentive Plan with respect to the administration of the Plan. ARTICLE 4 ELIGIBILITY 4.1 Eligibility. All active Non-Employee Directors of the Corporation shall be eligible to participate in the Plan. ARTICLE 5 ANNUAL RESTRICTED STOCK UNIT GRANT 5.1 Annual Grant. The Corporation shall grant to each Non-Employee Director on the first Business Day of each year a number of restricted stock units (RSUs) having a dollar value of $165,000, which may be adjusted by resolution of the Committee from time to time; provided such director is serving on the Board on such date. One-third (1/3) of such RSUs shall vest and convert into a corresponding number of Shares on each of the first three anniversaries of the date of the grant. The number of RSUs to be so granted shall be determined by dividing $165,000 by the average of the daily closing prices for the Common Stock for the last thirty (30) consecutive trading days of the immediately preceding calendar year on which such shares are actually traded on the New York Stock Exchange. Fractional shares shall be rounded to the nearest whole share. ARTICLE 6 ANNUAL RETAINER 6.1 Board Annual Retainer. Each Non-Employee Director shall receive an annual retainer of $100,000 in cash, which may be adjusted by resolution of the Committee from time to time. 6.2 Committee Chair Annual Retainer. The Nominating and Corporate Governance Committee Chairman shall receive an additional annual retainer of $15,000 in cash, the Compensation Committee Chairman shall receive an additional annual retainer of $20,000 in cash, and the Audit Committee Chairman shall receive an additional annual retainer of $25,000 in cash. Such additional retainers for the committee chairmen may be adjusted by resolution of the Committee from time to time.

- 4 - 6.3 Election to Receive Shares. On the first Business Day of January following each annual meeting of stockholders of the Corporation, Shares shall be granted to each Non-Employee Director who either (i) on or before the Election Date for the then–current Service Year, filed with the Plan Administrator a written irrevocable Cash/Shares Election Form, indicating such Non-Employee Director's election to receive either (a) all of his or her Annual Retainer payable with respect to such Service Year in Shares or (b) 50% of his or her Annual Retainer payable with respect to such Service Year in Shares, or (ii) filed a Cash/Shares Election Form for any prior Service Year and did not file a Cash/Shares Election Form (as described in Section 6.4 below) with respect to the current Service Year. 6.4 Subsequent Elections. Once a Non-Employee Director files a Cash/Shares Election Form or a Deferral Election Form for any Service Year, that election will carry forward into subsequent Service Years unless, on or before the Election Date for any subsequent Service Year, the Non-Employee Director files a separate Cash/Shares Election Form or Deferral Election Form for such subsequent Service Year. 6.5 Number of Shares. The payment of the Annual Retainer in the form of Shares shall be paid approximately mid-way through the Service Year (January), but based on the quarterly price points during the preceding calendar year. Therefore, the number of Shares to be granted in January of each year pursuant to this Article 6 shall be the sum of A, B, C and D below: A = (i) one quarter (¼) of the Annual Retainer for the applicable Service Year, divided by (ii) the Fair Market Value per Share as of January 1 of the immediately prior calendar year (whether or not the director was in office on such prior January 1). B = (i) one quarter (¼) of the Annual Retainer for the applicable Service Year, divided by (ii) the Fair Market Value per Share as of April 1 of the immediately prior calendar year (whether or not the director was in office on such prior April 1). C = (i) one quarter (¼) of the Annual Retainer for the applicable Service Year, divided by (ii) the Fair Market Value per Share as of July 1 of the immediately prior calendar year. D = (i) one quarter (¼) of the Annual Retainer for the applicable Service Year, divided by (ii) the Fair Market Value per Share as of October 1 of the immediately prior calendar year. If a director elects to receive 50% of his or her Annual Retainer in Shares and 50% in cash, then the number of Shares to be granted to such director shall be determined by replacing “one quarter (1/4)” with “one eighth (1/8)” in A, B, C and D above. In determining the number of Shares to be granted, any fraction of a share will be disregarded and the remaining amount of the Annual Retainer shall be paid in cash.

- 5 - ARTICLE 7 ELECTION TO DEFER ANNUAL RETAINER 7.1 Election to Defer. A Non-Employee Director may elect to defer his or her Annual Retainer under the Plan by delivering a properly completed and signed Deferral Election Form to the Plan Administrator on or before the Election Date. The Non- Employee Director's deferral will be effective as of December 31 that precedes the Service Year to which the Deferral Election relates, or, in the case of a newly eligible Participant, on the 30th day following the date on which such individual becomes a newly eligible participant. 7.2 Termination or Continuation of Deferral Election Form. (a) Voluntary Termination. A Participant may terminate his or her Deferral Election Form at any time. Such termination will be effective on the first day of the Service Year after the Participant notifies the Plan Administrator of the Participant's termination of the Deferral Election Form, but shall only be effective with respect to future Annual Retainers. Any Annual Retainer deferred prior to the termination of the Deferral Election Form shall remain deferred in accordance with the original Deferral Election Form and the Plan. The Participant may deliver a new Deferral Election Form on or before the Election Date and thereby defer the receipt of any future Annual Retainer. (b) Automatic Termination of Deferral Election Form. A Participant's Deferral Election Form will automatically terminate at the earlier of (i) the Participant's Termination of Service, or (ii) the termination of the Plan. 7.3 Stock Account. For bookkeeping purposes, the Annual Retainer that a Non- Employee Director elects to defer pursuant to the Plan shall be transferred to and held in an individual Stock Account in the name of such Participant. Amounts to be deferred shall be credited to the Participant's Stock Account as of the date such Annual Retainer is otherwise payable. Amounts deferred into a Stock Account are recorded as units of Phantom Stock, and fractions thereof, with one unit equating to a single share of Common Stock. Thus, the value of one unit of Phantom Stock shall equal the Fair Market Value of a single share of Common Stock. The use of units is merely a bookkeeping convenience; the units are not actual shares of Common Stock. As described below in Section 7.5, a Participant may elect to have some or all of the value of his or her Stock Account distributed in actual shares of Common Stock. To the extent required for bookkeeping purposes, a Participant's Stock Account will be subdivided to reflect deferred Annual Retainer on a year-by-year basis. For example, a 2017 Stock Sub-Account, a 2018 Stock Sub-Account, and so on. 7.4 Credits to the Stock Account. (a) Initial Crediting of Stock Account. If a Participant elects to defer his or her Annual Retainer into his or her Stock Account, such account shall be credited, as of the date described in Section 7.1, with that number of units of Phantom Stock, and fractions

- 6 - thereof, obtained by dividing the dollar amount to be deferred into the Stock Account by the Fair Market Value of the Common Stock as of such date. (b) Dividend Equivalents. Effective as of the payment date for each cash dividend on the Common Stock, the Stock Account of each Participant who had a balance in his or her Stock Account on the record date for such dividend shall be credited with a number of units of Phantom Stock, and fractions thereof, obtained by dividing (i) the aggregate dollar amount of such cash dividend payable in respect of such Participant's Stock Account (determined by multiplying the dollar value of the dividend paid upon a single share of Common Stock by the number of units of Phantom Stock credited to the Participant’s Stock Account on the record date for such dividend); by (ii) the Fair Market Value of the Common Stock on the business day immediately preceding the payment date for such cash dividend. (c) Stock Dividends. Effective as of the payment date for each stock dividend on the Common Stock, additional units of Phantom Stock shall be credited to the Stock Account of each Participant who had a balance in his or her Stock Account on the record date for such dividend. The number of units that shall be credited to the Stock Account of such a Participant shall equal the number of shares of Common Stock, and fractions thereof, which the Participant would have received as stock dividends had he or she been the owner on the record date for such stock dividend of the number of shares of Common Stock equal to the number of units credited to his or her Stock Account on such record date. (d) Allocation of Dividends. To the extent required for bookkeeping purposes, the allocation of additional units of Phantom Stock attributable to cash dividends or stock dividends will be made to the Stock Sub-Account holding existing units to which the cash dividend or stock dividend relates. For example, a Participant's 2012 Stock Sub-Account will be credited with dividends attributable to units held in the 2012 Stock Sub-Account. A Participant's 2013 Stock Sub-Account will be credited with dividends attributable to units held in the 2013 Stock Sub-Account, and so on. (e) Recapitalization. If, as a result of a recapitalization of the Corporation, the outstanding shares of Common Stock shall be changed into a greater number or smaller number of shares, the number of units of Phantom Stock credited to a Participant's Stock Account shall be appropriately adjusted on the same basis. 7.5 Distributions. (a) Distributions. Distributions from the Stock Account shall be made either in cash or shares of Common Stock, as indicated by the Participant at least six months prior to the scheduled distribution. Any fractional units shall be paid in cash. The number of units to be distributed from a Participant's Stock Account shall be valued by multiplying the number of such units of Phantom Stock by the Fair Market Value of the Common Stock as of the business day immediately preceding the date such distribution is to occur. The

- 7 - shares of Common Stock distributable to Non-Employee Directors under the Plan must be previously issued and repurchased shares and may not be original issue shares. (b) Timing. Distributions from a Participant's Stock Account shall commence on the date the Participant selects on the initial Deferral Election Form. Any date selected by the Participant must be at least two calendar years following the date of the initial Deferral Election Form and will apply to all amounts (including future deferrals) held in the Stock Account. In no event, however, shall a Participant's Account commence to be distributed later than the first regular business day of the fourth month following the Participant's death. If the Participant fails to designate a payment commencement date in the Participant’s initial Deferral Election Form, the Participant's Stock Account shall commence to be distributed no later than the first regular business day of the fourth month following the Participant's Termination of Service. (c) Optional Forms of Payment. Distributions from Participant Stock Accounts (either in cash or in Common Stock) may be paid to the Participant either in a lump sum or in a number of approximately equal annual installments designated by the Participant on the Participant's initial Deferral Election Form. Such annual installments may be for 5 years, 10 years or 15 years. The method of payment (e.g., in lump sum or installments) elected on the Participant's initial Deferral Election Form will apply to all amounts (including future deferrals) held in the Stock Account. If a Participant elects to receive a distribution of his or her Stock Account in cash installments, the Plan Administrator may purchase an annuity from an insurance company which annuity will pay the Participant the desired annual installments. If the Plan Administrator purchases an annuity contract, the Non-Employee Director will have no further rights to receive payments from the Corporation or the Plan with respect to the amounts subject to the annuity. If the Plan Administrator does not purchase an annuity contract, the value of the Stock Account remaining unpaid shall continue to receive allocations of dividends as provided in Section 7.4. If the Participant fails to designate a payment method in his or her initial Deferral Election Form, the Participant's Stock Account shall be distributed in a lump sum. (d) Irrevocable Elections. The payment commencement date pursuant to Section 7.5(b) and the payment form pursuant to Section 7.5(c) elected or deemed elected on the Participant's initial Deferral Election Form shall become irrevocable as of December 31 of the year immediately preceding the Service Year to which the Deferral Election Form relates. A Participant's election of payment commencement date and payment form shall be uniform for all years' Annual Retainer deferred under the Plan. 7.6 Change of Control. Notwithstanding any other provisions in the Plan, in the event there is a Change of Control, (i) any Participant whose service is terminated on account of such Change of Control shall receive an immediate lump sum payment of the Participant's Stock Account balance, and (ii) any Participant who has commenced receiving installment distributions from the Plan (other than from an annuity contract purchased from an insurance company) shall immediately receive a lump sum payment in an amount equal to the unpaid balance of the Participant’s Stock Account. A Participant's service shall be considered to have “terminated on account of such Change of Control” only if the

- 8 - Participant's service on the Board is terminated without cause during the 24-month period following the Change of Control. 7.7 Financial Hardship. The Committee may, in its sole discretion, accelerate the making of payment to a Participant of an amount reasonably necessary to handle a severe financial hardship of a sudden and unexpected nature due to causes not within the control of the Participant. Such payment may be made even if the Participant has not incurred a Termination of Service. All financial hardship distributions shall be made in cash in a lump sum. Such payments will be made on a first-in, first-out basis so that the oldest Annual Retainer deferred under the Plan shall be deemed distributed first in a financial hardship. The Committee shall determine whether a financial hardship has occurred in accordance with Section 1.409A-3(i)(3). 7.8 Application for Benefits. The Plan Administrator may require a Participant or Beneficiary to complete and file certain forms as a condition precedent to receiving the payment of benefits. The Plan Administrator may rely upon all such information given to it, including the Participant's current mailing address. It is the responsibility of all persons interested in receiving a distribution pursuant to the Plan to keep the Plan Administrator informed of their current mailing addresses. 7.9 Responsibility for Investment Choices. Each Participant is solely responsible for any decision to defer Annual Retainer into his or her Stock Account and accepts all investment risks entailed by such decision, including the risk of loss and a decrease in the value of the amounts he or she elects to defer into his or her Stock Account. 7.10 Funding. Deferred benefits under this Article 7 shall be paid from the general assets of the Corporation or as otherwise directed by the Corporation. To the extent that any Participant acquires the right to receive payments under the Plan (from whatever source), such right shall be no greater than that of an unsecured general creditor of the Corporation. Participants and their Beneficiaries shall not have any preference or security interest in the assets of the Corporation other than as a general unsecured creditor. ARTICLE 8 AMENDMENT AND TERMINATION 8.1 Amendment, Suspension or Termination. The Committee may amend, suspend or terminate the Plan, at any time and from time to time, without notice, to any extent deemed advisable; provided, however, that (i), the Committee may condition any amendment or modification on the approval of stockholders of the Corporation if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations, and (ii) no such amendment or termination shall (without the written consent of the Participant, if living, and if not, the Participant's Beneficiary) adversely affect any benefit under the Plan which has accrued with respect to the Participant or Beneficiary as of the date of such amendment or termination regardless of whether such benefit is in pay status.

- 9 - ARTICLE 9 MISCELLANEOUS 9.1 Right to Service. Except as provided in the Plan, no Non-Employee Director shall have any claim or right to be granted Shares under the Plan. Neither the Plan nor any action pursuant thereto shall be construed as giving any Non-Employee Director a right to be retained in the service of the Corporation. The adoption of this Plan shall not affect any other compensation, retirement or other benefit plan or program in effect for the Corporation. 9.2 Validity. In the event that any provision of the Plan is held to be invalid, void or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of the Plan. 9.3 Inurement of Rights and Obligations. The rights and obligations under the Plan and any related agreements shall inure to the benefit of, and shall be binding upon the Corporation, its successors and assigns, and the Non-Employee Directors and their beneficiaries. 9.4 Headings. Headings are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan. 9.5 Governing Law. The Plan shall be construed, governed and enforced in accordance with the law of Delaware, except as such laws are preempted by applicable federal law. 9.6 Spendthrift Clause. None of the benefits, payments, proceeds or distribution under the Plan shall be subject to the claim of any creditor of any Participant or Beneficiary, or to any legal process by any creditor of such Participant or Beneficiary, and none of them shall have any right to alienate, commute, anticipate or assign any of the benefits, payments, proceeds or distributions under the Plan except to the extent expressly provided herein to the contrary. 9.7 Merger. The Plan shall not be automatically terminated by the Corporation's acquisition by, merger into, or sale of substantially all of its assets to any other organization, but the Plan shall be continued thereafter by such successor organization. All rights to amend, modify, suspend or terminate the Plan shall be transferred to the successor organization, effective as of the date of the combination or sale. 9.8 Release. Any payment to Participant or Beneficiary, or to their legal representatives, in accordance with the provisions of the Plan, shall to the extent thereof be in full satisfaction of all claims hereunder against the Plan Administrator and the Corporation, either of whom may require such Participant, Beneficiary, or legal representative, as a condition precedent to such payment, to execute a receipt and release therefor in such form as shall be determined by the Plan Administrator or the Corporation, as the case may be.

- 10 - Name (Label) Mohawk Industries, Inc. Non-Employee Director Stock Compensation Plan Cash/Shares Election Form Personal Information Name: Home Address: City: State: Zip Code: Social Security Number: Daytime Phone: Office Location: Shares Election ❑ I wish to receive 100% of my Annual Retainer for the calendar year in the form of shares of Common Stock of Mohawk Industries, Inc. in accordance with the terms of the Plan. ❑ I wish to receive 50% of my Annual Retainer for the calendar year in the form of shares of Common Stock of Mohawk Industries, Inc. and 50% of my Annual Retainer for the calendar year in the form of cash, in accordance with the terms of the Plan. Signature I have received and reviewed a summary of the Plan provisions, and I have a full understanding of the benefits offered under the Plan. I further understand all the terms and conditions of participating in the Plan and receiving benefits under the Plan. I understand that my election to receive Common Stock under the Plan does not result in deferral of taxation to me and that I will have taxable income in the calendar year for the value of the Common Stock so received. I also understand that I have been advised to consult my own tax advisor about the advisability of my participation in the Plan and its tax effects. I understand this Shares Election Form will remain in effect for future years until I either complete Cash Election Form for a particular year, file a Deferral Election Form under the Plan, or revoke this Shares Election Form. Director Signature: Date: To Be Completed By The Company Effective Date: For the Plan Committee: Make a copy of your completed form for your records Director Signature: Date:

- 11 - Name (Label) Mohawk Industries, Inc. NON-EMPLOYEE DIRECTOR STOCK COMPENSATION PLAN DEFERRAL ELECTION FORM PERSONAL INFORMATION Name: Home Address: City: State: Zip Code: Social Security Number: Daytime Phone: Office Location: DEFERRAL ELECTION I wish to defer compensation under the Mohawk Industries, Inc. Non-Employee Director Stock Compensation Plan during the calendar year. I understand that I may rescind this election form at any time during a calendar year with respect to deferrals for future calendar years, but that I may not change this election form in any way once it becomes effective as of December 31 preceding the calendar year to which the deferral relates. ❑ I wish to defer receiving the Annual Retainer I earn will earn during the calendar year, and to have such funds credited in the form of units of Phantom Stock in my Stock Account under the Plan. BENEFICIARY DESIGNATION Upon my death, I understand that my account balance will be payable to my beneficiary in the payment method chosen on this form. I name the following individual(s) (or trust) as my primary beneficiary(ies) and have stated the percentage payable (not to exceed 100% in total). In the event no primary beneficiary survives me to receive my account balance, I name the following individual(s) (or trust) as my contingent beneficiary(ies) and have stated the percentage payable (not to exceed 100% in total). Use separate page if you name more than two in each category. I also understand that I may have only one beneficiary designation in effect for my entire benefit from the Plan, and that the beneficiary designation on this form revokes all prior beneficiary designations I have made under the Plan. PRIMARY BENEFICIARY Name: Relationship to You: Social Security Number: Address: Percentage Payable: Name: Relationship to You: Social Security Number: Address: Percentage Payable: CONTINGENT BENEFICIARY Name: Relationship to You: Social Security Number: Address: Percentage Payable: Name: Relationship to You: Social Security Number: Address: Percentage Payable: SIGNATURE I have received and reviewed a summary of the Plan provisions, and I have a full understanding of the benefits offered under the Plan. I further understand all the terms and conditions of participating in the Plan and receiving benefits under the Plan. I understand that my deferred compensation may be forfeited in favor of the Company's creditors in the event of the Company's bankruptcy. While I understand that the Plan is intended as a mechanism to allow me to defer compensation until I receive my deferral amounts, I also understand the Company does not guarantee favorable tax consequences, and that I have been advised to consult my own tax advisor about the advisability of my participation in the Plan and its tax effects. I understand this Election Form will remain in effect for future years unless I revoke this Deferral Election Form. Director Signature: Date: TO BE COMPLETED BY THE COMPANY Effective Date: For the Plan Committee: IMPORTANT NOTE: The Length of Deferral and Payment Method election must be completed with your Initial Election Form. Such elections will be irrevocable as of December 31 of the calendar year

- 12 - immediately preceding the calendar year in which the applicable Service Year commences. If you fail to select a payment method, your entire Account balance will be paid in a single lump sum. Do not complete this portion of the form if you have previously executed a Deferral Election Form. LENGTH OF DEFERRAL I wish to defer receiving this amount until (check one): ❑ (this date must be at least two years from the date you sign this Deferral Election Form)* ❑ The termination of my service as a director. * Your Account will automatically be distributed on the first business day of the fourth month following your death. PAYMENT METHOD I wish to receive this deferral (check one): ❑ in a lump sum ❑in installments over ‚ 5 years  10 years  15 years Note: To receive a distribution in Common Stock from the Stock Account, you must notify the Committee at least six months prior to the scheduled distribution date. Make a copy of your completed form for your records Director Signature: Date: